EXHIBIT 99.2

UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF CALIFORNIA

In re: Beyond.com Corporation
	Case No	02-50441

CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

MONTH ENDED	Dec-03	PETITION DATE:	01/24/02

1.	Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here x the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in $l

		End of Current	End of Prior	As of Petition

		Month	Month	Filing

2.	Asset and Liability Structure
	a. Current Assets	$9,818,066	$9,855,999

	b. Total Assets	$9,818,066	$9,855,999

	c. Current Liabilities	$5,468,945	$5,468,945

	d. Total Liabilities	$46,210,822	$46,210,822

				Cumulative
		Current Month	Prior Month	(Case to Date)

3.	Statement of Cash Receipts & Disbursements for Month
	a. Total Receipts	$321,987	$945	$24,668,261

	b. Total Disbursements	$359,921	$27,315	$19,714,777

	c. Excess (Deficiency) of Receipts Over Disbursements (a – b)	($37,934)	($26,371)	$4,953,484

	d. Cash Balance Beginning of Month	$10,171,507	$10,197,877	$10,197,877

	e. Cash Balance End of Month (c + d)	$10,133,573	$10,171,507	$10,133,573

				Cumulative
		Current Month	Prior Month	(Case to Date)

4.	Profit/(Loss) from the Statement of Operations	($37,934)	($26,371)	($6,739,235)

5.	Account Receivables (Pre and Post Petition)	($361,617)	($361,617)

6.	Post-Petition Liabilities	$5,468,945	$5,468,945

7.	Past Due Post-Petition Account Payables (over 30 days)	$0	$0

At the end of this reporting month:

		Yes	No

8.
Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)
X

9.	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)	X

10.	If the answer is yes to 8 or 9, were all such payments approved by the court?	X

11.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)	X

12.	Is the estate insured for replacement cost of assets and for general liability?		X

13.	Are a plan and disclosure statement on file?		X

14.	Was there any post-petition borrowing during this reporting period?		X

15.	Check if paid: Post-petition taxes ; U.S. Trustee Quarterly Fees
Check if filing is current for: Post-petition tax reporting and tax returns: X
(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: January 16, 2004	-s- J. P. BARRATT

Responsible Individual

BALANCE SHEET
(General Business Case)
For the Month Ended 12/31/2003

		From Schedules	Market Value

	Assets
	Current Assets
1	Cash and cash equivalents - unrestricted		$10,133,573

2	Cash and cash equivalents - restricted		$0

3	Accounts receivable (net)	A	($361,617)

4	Inventory	B	$0

5	Prepaid expenses		$0

6	Professional retainers		$0

7	Other: Deposits		$46,110

8	Travel Advance		$0

	Digital River Shares		$0

9	Total Current Assets		$9,818,066

	Property and Equipment (Market Value)
10	Real property	C	$0

11	Machinery and equipment	D	$0

12	Furniture and fixtures	D	$0

13	Office equipment	D	$0

14	Leasehold improvements	D	$0

15	Vehicles	D	$0

16	Other - Computer Software	D	$0

17		D

18		D

19		D

20		D

21	Total Property and Equipment		$0

	Other Assets
22	Loans to shareholders		$0

23	Loans to affiliates		$0

24	Non-current deposits		$0

25

26

27

28	Total Other Assets		$0

29	Total Assets		$9,818,066

     NOTE Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

Liabilities and Equity
(General Business Case)

	Liabilities From Schedules
	Post-Petition
	Current Liabilities
30	Salaries and wages		$0

31	Payroll taxes		$0

32	Real and personal property taxes		$0

33	Income taxes		$0

34	Sales taxes		$0

35	Notes payable (short term)		$0

36	Accounts payable (trade)	A	$4,478,450

37	Real property lease arrearage		$201,656

38	Personal property lease arrearage		$0

39	Accrued professional fees		$0

40	Current portion of long-term post-petition debt (due within 12 months)		$0

41	Other: Accrued employee expenses		$15,288

42	Accrued interest expense		$773,551

43	Deferred revenue		$0

44	Total Current Liabilities		$5,468,945

45	Long-Term Post-Petition Debt, Net of Current Portion		$0

46	Total Post-Petition Liabilities		$5,468,945

	Pre-Petition Liabilities (allowed amount)
47	Secured claims	F	$0

48	Priority unsecured claims	F	$0

49	General unsecured claims	F	$40,741,877

50	Total Pre-Petition Liabilities		$40,741,877

51	Total Liabilities		$46,210,822

	Equity (Deficit)
52	Retained Earnings/(Deficit) at time of filing		($319,081,002)

53	Capital Stock		$303,488,282

54	Additional paid-in capital		$0

55	Cumulative profit/(loss) since filing of case		($6,739,235)

56	Post-petition contributions/(distributions) or (draws)		$0

57	Net realized gain (loss) on Investment		$1,277,888

58	Market value adjustment		($15,338,690)

59	Total Equity (Deficit)		($36,392,756)

60	Total Liabilities and Equity (Deficit)		$9,818,066

SCHEDULES TO THE BALANCE SHEET
(General Business Case)

Schedule A
Accounts Receivable and (Net) Payable

	Accounts Receivable	Accounts Payable	Past Due
	[Pre and Post Petition]	[Post Petition]	[Post Petition Debt]

Receivables and Payables Agings
0 -30 Days	$0	$4,478,450

31-60 Days	$0

61-90 Days			$0

91+ Days	($361,617)

Total accounts receivable/payable	($361,617)	$4,478,450

Allowance for doubtful accounts	$0

Accounts receivable (net)	($361,617)

Schedule B
Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)

Inventory(ies)
Balance at
End of Month

Retail/Restaurants -
Product for resale

Distribution -
Products for resale	$0

Manufacturer -
Raw Materials

Work-in-progress

Finished goods

Other - Explain

TOTAL	$0

Method of Inventory Control

Do you have a functioning perpetual inventory system?
Yes x No

How often do you take a complete physical inventory?
Weekly
Monthly
Quarterly
Semi-annually
Annually	x
Date of last physical inventory was	11/30/2001 0:00
Date of next physical inventory is

Cost of Goods Sold

Inventory Beginning of Month	$0

Add-

Net purchase	$0

Direct labor

Manufacturing overhead

Freight in

Other:

Deferred COGS	$0

Misc Charges (i.e. fulfillment costs, credit card fees)	$0

Less-
Inventory End of Month	$0

Shrinkage (obsolete)	$0

Personal Use

Cost of Goods Sold	$0

Inventory Valuation Methods

Indicate by a checkmark method of inventory used.

Valuation methods -
FIFO cost
LIFO cost
Lower of cost or market
Retail method
Other	x
Explain
Perpetual

Schedule C
Real Property

Description	Cost	Market Value

TOTAL	$0	$0

Schedule D
Other Depreciable Assets

Description	Cost	Market Value

Machinery & Equipment -
Computers, Laptops, Servers, Dataports, Routers	$11,436,212	$0

TOTAL	$11,436,212	$0

Furniture & Fixtures -
Cubicles, Workstations, Chairs, Tables	$1,237,837	$0

TOTAL	$1,237,837	$0

Office Equipment -
Phone Systems, Fax Machines	$399,374	$0

TOTAL	$399,374	$0

Leasehold Improvements -
Security Systems, Repairs, Sign, Electrical Services	$939,792	$0

TOTAL	$939,792	$0

Vehicles -
Ford Van	$29,006	$0

TOTAL	$29,006	$0

Computer Software - Other -
Sybase, Weblogic, Silknet, SAP, Verisign, Licenses	$4,416,137	$0

Construction in Progress - Enterprise License Maint Agreement, SAP	$3,098,668	$0

TOTAL	$7,514,805	$0

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total

Taxes Payable
Federal
Income Tax Withholding	$0				$0

FICA – Employee	$0				$0

FICA – Employer	$0				$0

Unemployment (FUTA)	$0				$0

Income	$0				$0

Other (Attach List)	$0				$0

Total Federal Taxes	$0	$0	$0	$0	$0

State and Local
Income Tax Withholding	$0				$0

Unemployment (UT)	$0				$0

Disability Insurance (DI)	$0				$0

Empl. Training Tax (ETT)	$0				$0

Sales	$0				$0

Excise	$0				$0

Real property	$0				$0

Personal property	$0				$0

Income	$0				$0

Other (Attach List)	$0				$0

Total State & Local Taxes	$0	$0	$0	$0	$0

Total Taxes	$0	$0	$0	$0	$0

Schedule F
Pre-Petition Liabilities

	Claimed	Allowed
	Amount	Amount (b)

List Total Claims For Each Classification -
Secured claims (a)	$0	$0

Priority claims other than taxes	$0	$0

Priority tax claims	$0	$0

General unsecured claims	$40,741,877	$40,741,877

(a)	List total amount of claims even it under secured.

(b)	Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G
Rental Income Information
Not Applicable to General Business Cases

Schedule H
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4

Bank	Merrill Lynch	Merrill Lynch	ABN Amro - Euro	ABN Amro - Pound
Account Type	Checking	Checking	Checking	Checking
Account No.	881-07A44	881-07A45	004514670220	40042375
Account Purpose	Depository	Depository	Depository	Depository
Balance, End of Month	$311,170	$418,128	$0	$35,604

Total Funds on Hand for all Accounts	$10,133,573

Attach copies of the month end bank statements), reconciliation(s), and the check registers) to the Monthly Operating Report.

Schedule H
Recapitulation of Funds Held at End of Month

	Account 5	Account 6	Account 7	Account 8

Bank	ABNAmro-CAD	ABNAmro-USD	Scotia Bank	Wells Fargo Concentration
Account Type	Checking	Checking	Checking	Checking
Account No.	460131877591	451046702241	800021021818	4761063908
Account Purpose	Depository	Depository	Depository	Operating
Balance, End of Month	$0	$0	$38,045	$9,457,676

	Account 9	Account 10	Account 11	Account 12

Bank	Wells Fargo Payroll	Wells Fargo AP	Wells Fargo Secured	Merrill Lynch Trust Fund
Account Type	Checking	Checking	Checking	Checking
Account No.	4761063924	4174685024
Account Purpose	Payroll	Accounts Payable	Depository	Depository
Balance, End of Month	($7,458)	($119,735)	$0	$0

Account 13

Bank	Petty Cash
Account Type	Cash
Account No.
Account Purpose	Cash

Balance, End of Month	$143

STATEMENT OF OPERATIONS
(General Business Case)
For the Month Ended 12/31/03

Current Month
					Cumulative	Next Month
Actual	Forecast	Variance			(Case to Date)	Forecast

				Revenues:
		$0	1	Gross Sales	$0

		$0	2	less: Sales Returns & Allowances	$0

$0	$0	$0	3	Net Sales	$39,391,855	$0

$0		$0	4	less: Cost of Goods Sold (Schedule ‘B’)	$37,668,400

$0	$0	$0	5	Gross Profit	$1,723,455	$0

$970		$970	6	Interest	$68,471

$321,018		$321,018	7	Other Income: Gain on Disposal of Business	$4,762,861

$0		$0	8	Gain on Sale of Asset	$957,927

$0		$0	9	Gain on Foreign Exchange	$4,245

					$0

$321,987	$0	$321,987	10	Total Revenues	$7,516,959	$0

				Expenses:

$22,404		($22,404)	11	Compensation to Owner(s)/Officer(s)	$603,462

$0		$0	12	Salaries	$4,371,988

$0		$0	13	Commissions	$251,319

$0		$0	14	Contract Labor	$255,461

$0		$0	15	Rent/Lease:	$0

$0		$0	16	Real Property	$696,453

$0		$0	17	Insurance	$553,753

$0		$0	18	Management Fees	$0

$0		$0	19	Depreciation	$542,192

$0		$0	20	Taxes:	$251,268

$0		$0	21	Real Property Taxes	$22,720

$0		$0	22	Other Taxes	$566

$0		$0	23	Other Selling	$968,063

$337,518		($337,518)	24	Other Administrative	$4,926,338

$0		$0	25	Interest	$805761

$0		$0	26	Other Expenses:	($33,150)

		$0	27		$0

		$0	28		$0

		$0	29		$0

		$0	30		$0

		$0	31		$0

		$0	32		$0

		$0	33		$0

		$0	34		$0

$359,921	$0	($359,921)	35	Total Expenses	$14,216,194	$0

($37,934)	$0	($37,934)	36	Subtotal	($6,699,235)	$0

		$0	37	Reorganization Items:

		$0	38	Provisions for Rejected Executory Contracts	$0

		$0	39	Interest Earned on Accumulated Cash from	$0

				Resulting Chp 11 Case	$0

		$0	40	Gain or (Loss) from Sale of Equipment	$0

$0		$0	41	U.S. Trustee Quarterly Fees	$40,000

		$0	42		$0

$0	$0	$0	43	Total Reorganization Items	$40,000	$0

($37,934)	$0	($37,934)	44	Net Profit (Loss) Before Federal & State Taxes	($6,739,235)	$0

		$0	45	Federal & State Income Taxes

($37,934)	$0	($37,934)	46	Net Profit (Loss)	($6,739,235)	$0

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/-10% only):

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
Increase/(Decrease) in Cash and Cash Equivalents
For the Month Ended 12/31/03

		Actual	Cumulative
		Current Month	(Case to Date)

	Cash Receipts
1	Rent/Leases Collected	$0	$1,166,418

2	Cash Received from Sales	$0	$15,440,779

3	Interest Received	$970	$72,803

4	Borrowings	$0	$0

5	Funds from Shareholders, Partners, or Other Insiders	$0	$0

6	Foreign Exchange Gain/(Loss)	$0	$4,245

7	Non AR Receipts	$0	$151,530

8	Cash Collected on Behalf of Digital River	$0	$446,796

9	Softchoice	$321,018	$2,134,107

10	Cash received from the Sale of Assets	$0	$204,596

	Cash received from sale of stock	$0	$4,481,578

11	Deposit refund	$0	$565,410

12	Total Cash Receipts	$321,987	$24,668,261

	Cash Disbursements
13	Payments for Inventory	$0	$7,047,165

14	Selling	$0	$202,015

15	Administrative	$337,518	$2,798,652

16	Capital Expenditures	$0	$0

17	Principal Payments on Debt	$0	$0

18	Interest Paid	$0	$0

	Rent/Lease:		$0

19	Personal Property		$0

20	Real Property	$0	$1,808,210

	Amount Paid to Owner(s)/Officer(s)		$0

21	Salaries	$14,916	$624,624

22	Draws	$0	$0

23	Commissions/Royalties	$0	$0

24	Expense Reimbursements	$0	$227,135

25	Other — Subcontractor Labor	$0	$1,194,415

26	Salaries/Commissions (less employee withholding)	$0	$2,075,520

27	Management Fees		$0

	Taxes:		$0

28	Employee Withholding	$7,167	$1,381,142

29	Employer Payroll Taxes	$320	$266,630

30	Real Property Taxes		$0

31	Other Taxes	$0	$17,511

32	Other Cash Outflows:		$0

33	Deposits	$0	$201,085

34	Prepetition payments	$0	$207,949

35	401k	$0	$232,064

36	Employee benefits	$0	$467,664

37	Payments made to Digital River	$0	$322,974

		$0	$640,023

38	Total Cash Disbursements:	$359,921	$19,714,777

39	Net Increase (Decrease) in Cash	$(37,934)	$4,953,484

40	Cash Balance, Beginning of Period	$10,171,507	$5,180,090

41	Cash Balance, End of Period	$10,133,573	$10,133,573

MONTHLY TAX STATEMENT

Case Name: BEYOND.COM CORPORATION
Case Number: 02-50441

Month Reported: 12/31/03

Period Ending:	12/15/03	12/31/03	TOTAL

GROSS PAYROLL	11,042	11,042	22,083
Federal Tax Withheld	2,750	2,750	5,499
State Tax Withheld	834	834	1,668
Employer Tax	160	160	320
Remittance to IRS	2,910	2,910	5,819
Date Remitted	12/15/03	12/31/03
Remittance to EDD	834	834	1,668
Date Remitted	12/15/03	12/31/03
GROSS SALES[2]	—	—	—
Remittance to SBE	—	—	—
Date Remitted	—	—	—
OTHER TAXES	—	—	—
Remittance	—	—	—
Date Remitted	—	—	—

I declare under penalty of perjury under the laws of the United States of America that the foregoing is true and correct.

Date: January 16, 2004	Signature:	/s/ J. P. Barratt

	Print Name:	J. P. BARRATT

1 To comply with the Court’s Order for Payment of State and Federal Taxes and the U.S. Trustee Guidelines, attach the signed original of this statement to the Monthly Operating Report filed with the court and attach a copy to the copy of the Monthly Operating Report served on the United States Trustee. This statement is due on or before the 20th day of the month following the month being reported.

2 List only gross sales subject to sales tax (i.e. do not list exempy sales and services).

Professional Payments
        12/31/2003

Check Number	Date	Payee	Check Amount	Reason for Payment
11569	12/21/2003	BDO Seidman LLP	29,687.65	Court Order
11571	12/21/2003	Gray Cary Ware & Freidenrich	156,124.74	Court Order
11572	12/21/2003	Jefer, Mangels, Bulter & Marmaro LLP	118,856.38	Court Order
11575	12/21/2003	Morrison & Forrester LLP	26,802.99	Court Order
			331,471.76

Beyond.com
Officer Payments
Summary #11

Check Number	Date	Amount	Payee	Reason for Payment
2083	12/15	$7,458.02	John Barratt	payroll
2084	12/31	$7,458.03	John Barratt	payroll
		$14.916.05

4:25 PM	Beyond.com Corporation
01/14/04	Reconciliation Detail
Accrual Basis	Merrill Lynch Operating, Period Ending 12/31/2003

Type	Date	Num	Name	Clr	Amount	Balance

Beginning Balance						311,093.14
Cleared Transactions
Deposits and Credits - 1 item
Deposit	12/31/2003			X	77.18	77.18

Total Deposits and Credits					77.18	77.18

Total Cleared Transactions					77.18	77.18

Cleared Balance					77.18	311,170.32

Register Balance as of 12/31/2003					77.18	311,170.32

Ending Balance					77.18	311,170.32

Beyond.com Corporation
Reconciliation Detail
Accrual Basis	Merrill Lynch CC, Period Ending 12/31/2003

Type	Date	Num	Name	Clr	Amount	Balance

Beginning Balance						418,007.37
Cleared Transactions
Deposits and Credits - 1 item
Deposit	12/31/2003			X	120.45	120.45

Total Deposits and Credits					120.45	120.45

Total Cleared Transactions					120.45	120.45

Cleared Balance					120.45	418,127.82

Register Balance as of	12/31/2003				120.45	418,127.82

Ending Balance					120.45	418,127.82

Beyond.com Corporation
Reconciliation Detail
Accrual Basis	Wells Fargo Concentration, Period Ending 12/31/2003

Type	Date	Num	Name	Clr	Amount	Balance

Beginning Balance						9,377,745.24
Cleared Transactions
Checks and Payments - 3 items
Check	12/22/2003			X	-1,097.34	-1,097.34
General Journal	12/31/2003	267		X	-218,066.90	-219,164.24
General Journal	12/31/2003	268		X	-22,694.34	-241,858.58

Total Check and Payments					-241,858.58	-241,858.58
Deposits and Credits - 4 Items
Deposit	12/1/2003			X	772.04	772.04
General Journal	12/2/2003	270		X	75,524.25	76,296.29
General Journal	12/2/2003	270		X	223,340.48	299,636.77
General Journal	12/22/2004	271		X	22,153.00	321,789.77

Total Deposits and Credits					321,789.77	321,789.77

Total Cleared Transactions					79,931.19	79,931.19

Cleared Balance					79,931.19	9,457,676.43

Register Balance as of	12/31/2003				79,931.19	9,457,676.43

Ending Balance					79,931.19	9,457,676.43

Beyond.com Corporation
Reconciliation Detail
Accrual Basis	Wells Fargo Accounts Payable, Period Ending 12/31/2003

Type	Date	Num	Name	Clr	Amount	Balance

Beginning Balance						0.00
Cleared Transactions
Checks and Payments - 14 Items
Bill Pmt -Check	11/18/2003	11563	Fedex	X	-58.51	-58.51
Bill Pmt -Check	11/30/2003	11566	Fedex	X	-35.27	-93.78
Bill Pmt -Check	11/30/2003	11568	Public Storage SC	X	-156.00	-249.78
Bill Pmt -Check	11/30/2003	11567	Public Storage Liver	X	-544.00	-793.78
Bill Pmt -Check	12/21/2003	11574	Kim Kearney Contr	X	-3,000.00	-3,793.78
Bill Pmt -Check	12/21/2003	11573	Kim Kearney	X	-239.21	-4,032.99
Bill Pmt -Check	12/21/2003	11571	Gray Gary Ware &	X	-156,124.74	-160,157.73
Bill Pmt -Check	12/21/2003	11569	BDO Seidman LLP	X	-29,687.65	-189,845.38
Bill Pmt -Check	12/21/2003	11575	Morrison & Forreste	X	-26,802.99	-216,648.37
Bill Pmt -Check	12/21/2003	11576	Poorman-Douglas	X	-542.59	-217,190.96
Bill Pmt -Check	12/21/2003	11577	Public Storage Liver	X	-544.00	-217,734.96
Bill Pmt -Check	12/21/2003	11578	Public Storage SC	X	-156.00	-217,890.96
Bill Pmt -Check	12/21/2003	11570	Fedex	X	-118.42	-218,009.38
Check	12/31/2003			X	-57.52	-218,066.90

Total Checks and Payments					-218,066.90	-218,066.90
Deposits and Credits - 1 Item
General Journal	12/31/2003	267		X	218,066.90	218,066.90

Total Deposits and Credits					218,066.90	218,066.90

Total Cleared Transactions					0.00	0.00

Cleared Balance					0.00	0.00
Uncleared Transactions
Checks and Payments - 10 Items
Check	7/31/2002	11103	W. Hische		-69.95	-69.95
Check	7/31/2002	10819	Patricia Scragg		-49.95	-119.90
Check	7/31/2002	10735	Ingram Micro		-20.00	-139.90
Check	7/31/2002	10600	W. Hische		-69.95	-209.85
Check	7/31/2002	10587	Shirley Fulan		-39.95	-249.80
Check	7/31/2002	10582	John Conway		-29.95	-279.75
Check	7/31/2002	10578	Mike McCrary		-50.00	-329.75
Check	7/31/2002	010549	Trilogy Software		-265.50	-595.25
Check	7/31/2002	11ADJ	Adjustment		-283.66	-878.91
Bill Pmt -Check	12/21/2003	11572	Jeffer, Mangels, But		-118,856.38	-119,735.29

Total Checks and Payments					-119,735.29	-119,735.29

Total Uncleared Transactions					-119,735.29	-119,735.29

Register Balance as of 12/31/2003					-119,735.29	-119,735.29
New Transactions
Checks and Payments - 4 Items
Bill Pmt -Check	1/9/2004	11579	Fedex		-109.07	-109.07
Bill Pmt -Check	1/9/2004	11581	Poorman-Douglas		-3.493.17	-3,602.24
Bill Pmt -Check	1/9/2004	11582	US Stock		-1,261.64	-4,863.88
Bill Pmt -Check	1/9/2004	11580	John Barratt		-19,592.29	-24,456.17

Total Checks and Payments					-24,456.17	-24,456.17

Total New Transactions					-24,456.17	-24,456.17

Ending Balance					-144,191.46	-144,191.46

Beyond.com Corporation
Reconciliation Detail
Accrual Basis	Wells Fargo Payroll, Period Ending 12/31/2003

Type	Date	Num	Name	Clr	Amount	Balance

Beginning Balance						0.00
Cleared Transactions
Checks and Payments - 5 Items
General Journal	11/30/2003	263		X	-7,458.03	-7,458.03
General Journal	12/15/2003	264		X	-7,458.02	-14,916.05
General Journal	12/15/2003	264		X	-3,743.76	-18,659.81
General Journal	12/31/2003	269		X	-3,743.74	-22,403.55
Check	12/31/2003			X	-290.79	-22,694.34

Total Checks and Payments					-22,694.34	-22,694.34
Deposits and Credits - 1 Item
General Journal	12/31/2003	268		X	22,694.34	22,694.34

Total Deposits and Credits					22,694.34	22,694.34

Total Cleared Transactions					0.00	0.00

Cleared Balance					0.00	0.00
Uncleared Transactions
Checks and Payments - 1 Item
General Journal	12/31/2003	269			-7,458.03	-7,458.03

Total Checks and Payments					-7,458.03	-7,458.03

Total Uncleared Transactions					-7,458.03	-7.458.03

Register Balance as of	12/31/2003				-7,458.03	-7,458.03

Ending Balance					-7,458.03	-7,458.03

Merrill Lynch

Total Account Value As Of 12/31/2003	$311,170.32

(BARCODE)	YOUR FINANCIAL ADVISOR:	Your Merrill Lynch Office:
BEYOND.COM	ROBERT J MCKIERNAN	724 W LANCASTER AVE
2700 MISSION COLLEGE BLVD	Robert Mcklernan@ml.com	WAYNE PA 19087
STE. 140-R	(610) 687-7900
SANTA CLARA CA 95054-1218
	FOR CUSTOMER SERVICE QUESTIONS:	Review Your Statement Online at:
	1-800-MERRILL (1-800-637-7455)	www.mlol.ml.com

Monthly Portfolio Summary

Asset	11/28/03 Value	%	12/31/03 Value	%
Cash/Money Accounts	311,093	100	311,170	100
CD’s/Equivalents
Government Securities
Corporate Bonds
Municipal Bonds
Equities
Mutual Funds
Options
Other
Long Market Value	311,093		311,170
Short Market Value
Estimated Accrued Interest
Debit Balance
Net Portfolio Value	311,093		311,170

NEWS

Sea enclosed newsletter for details on an important change in supplemental coverage that provides your account protection in excess of the amounts afforded by the Securities Investor, Protection Corporation.

Income Summary

	This Statement	Year-to-Date
Money Fund Dividends	77.18	1,055.63
Tax-Exempt Funds
Tax-Exempt Interest
Reportable Interest
Reportable Dividends
Income Not Reported
Total	77.18	1,055.63

Items for Attention

Security	Message	Date
No Items For Attention

Purchasing Power 311,170

Financial Market Indicators

	This Statement	Last Statement	Previous Year-End
S&P 500	1111.92	1058.20	879.82
Three-Month Treasury Bills	.92%	.92%	1.19%
Long-Term Treasury Bonds	5.08%	5.13%	4.78%
One-Month LIBOR	1.12%	1.17%	1.38%
NASDAQ	2003.37	1960.26	1335.51

BEYOND.COM

Page	Statement Period	Account No.	(BARCODE)
4 of 13	11/29/03 TO 12/31/03	881-07A44

Merrill Lynch

Cash Flow Summary

Activity Summary	This Statement	Year-to-Date

Opening Balance,
Cash & Money
Accounts	311,093.14
Net Credits
& Debits	77.18	263,443.24
Closing Balance
Cash & Money
Accounts	311,170.32

Credits	This Statement	Year-to-Date

Sales
Income	77.18	1,055.63
Funds Received		262,687.61
Electronic Tfrs
Other		76.30
Total Credits	77.18	263,819.54

Debits	This Statement	Year-to-Date

Purchases
Withdrawals
Electronic Tfrs
CMA Checks		76.30
Other		300.00
Total Debits		376.30

Current Portfolio

			Adjust/Unit	Total	Estimated	Estimated	Unrealized	Estimated	Estimated	Current
		Date	Cost	Cost	Market	Market	Gain or	Accrued	Annual	Yield
Quantity	Security Description	Acquired	Basis	Basis	Price	Value	(Loss)	Interest	Income	%

Cash and Money Accounts
311,170	WCMA MONEY FUND CLASS 2		1.00	311,170	1.00	311,170			809	.26

Total Cash and Money Accounts				311,170		311,170			809	.26
A change in tier assignment will automatically convert the class of WCMA money fund shares held in your account. The WCMA Agreement and Program Description and the WCMA Fund Prospectus, contain more details.

Total of Long Portfolio				311,170		311,170			809	.26

Monthly Activity

Date	Transaction	Quantity	Description	Price	Debit	Credit

Dividends and Interest
12/31	Share Dividend	77	WCMA MONEY FUND
			CLASS 2
12/31	Cash Dividend		WCMA MONEY FUND			.18
			CLASS 2
			FROM 11-28 THRU 12-31
	Income Total		WCMA MONEY FUND CLASS 2			77.00
Net Total						77.18

BEYOND.COM

Page	Statement Period	Account No.	(BARCODE)
5 of 13	11/29/03 TO 12/31/03	881-07444

Merrill Lynch

Monthly Activity

Date	Description	Purchases	Sales	Date	Description	Purchases	Sales

Money Fund Transaction
12/01 WCMA MONEY FUND		1.00		Total		1.00
CLASS 2				Net Total		1.00

Customer Service	For Information about your account, please call 1-800-MERRILL (1-800-637-7455). To report Lost or Stolen Visa Cards or Checks, please call-800-262-5678. When requested, enter your Access Code 91-881-07244.

BEYOND.COM	*** END OF STATEMENT ***

Page	Statement Period	Account No.	(BARCODE)
6 of 13	11/29/03 TO 12/31/03	B81-07A44

Merrill Lynch

Total Account Value As Of 12/31/2003	$418,127.82

(BARCODE)	YOUR FINANCIAL ADVISOR:	Your Merrill Lynch Office:
BEYOND.COM	ROBERT J MCKIERNAN	724 W LANCASTER AVE
PAYROLL ACCOUNT	Robert_Mcklernan@ml.com	WAYNE PA 19087
ATTN; ACCOUNTING	(610) 687-7900
3200 PATRICK HENRY DR
SANTA CLARA CA 95054-1816	FOR CUSTOMER SERVICE QUESTIONS:	Review Your Statement Online at:
	1-800-MERRILL (1-800-637-7455)	www.mlol.ml.com

Monthly Portfolio Summary

Asset	11/28/03 Value	%	12/31/03 Value	%
Cash/Money Accounts	418,007	100	418,127	100
CO’s/Equivalents
Government Securities
Corporate Bonds
Municipal Bonds
Equities
Mutual Funds
Options
Other
Long Market Value	418,007		418,127
Short Market Value
Estimated Accrued Interest
Debit Balance
Net Portfolio Value	418,007		418,127

NEWS

See enclosed newsletter for details on an important change in supplemental coverage that provides your account protection in excess of the amounts afforded by the Securities Investor Protection Corporation.

Income Summary

	This Statement	Year-to-Date
Money Fund Dividends	96.72	2,386.50
Tax-Exempt Funds
Tax-Exempt Interest
Reportable Interest
Reportable Dividends
Income Not Reported
Total	96.72	2,386.50

Items for Attention

Security	Message	Date
No Items For Attention

Purchasing Power 390,003

Financial Market Indicators

	This Statement	Last Statement	Previous Year-End
S&P 500	1111.92	1058.20	879.82
Three-Month Treasury Bills	.92%	.92%	1.19%
Long-Term. Treasury Bonds	5.08%	5.13%	4.78%
One-Month LIBOR	1.12%	1.17%	1.38%
NASDAQ	2003.37	1960.26	1335.51

BEYOND.COM

Page	Statement Period	Account No.	(BARCODE)
7 of 13	11/29/03 TO 12/31/03	881-07A45

Merrill Lynch

Cash Flow Summary

Activity Summary	This Statement	Year-to-Date

Opening Balance
Cash & Money
Accounts	389,906.37
Net Credits
& Debits	96.72	2,086.50
Closing Balance Cash & Money Accounts	390,003.09

Credits	This Statement	Year-to-Date

Sales
Income	96.72	2,386.50
Funds Received
Electronic Tfrs
Other
Total Credits	96.72	2,386.50

Debits	This Statement	Year-to-Date

Purchases
Withdrawals
Electronic Tfrs
Other		300.00
Total Debits		300.00

Current Portfolio

			Adjust/Unit	Total	Estimated	Estimated	Unrealized	Estimated	Estimated	Current
		Date	Cost	Cost	Market	Market	Gain or	Accrued	Annual	Yield
Quantity	Security Description	Acquired	Basis	Basis	Price	Value	(Loss)	interest	Income	%

Cash and Money Accounts
	CASH			1		1
390,002	WCMA MONEY FUND CLASS 2		1.00	390,002	1.00	390,002			1,014	.26
28,124	ML PREMIER INST-L FUND		1.00	28,124	1.00	28,124			295	1.05
	(7300 FRACTIONAL SHARE)
	AS OF 12/31/03 DIV NOT INCL

Total Cash and Money Accounts				418,127		418,127			1,309	.31

A change in tier assignment will automatically convert the class of WCMA money fund shares held in your account. The WCMA Agreement and Program Description and the WCMA Fund Prospectus contain more details.

Total of Long Portfolio				418,127		418,127			1,309	.31

BEYOND.COM

Page	Statement Period	Account No.	(BARCODE}
8 of 13	11/29/03 TO 12/31/03	811-07445

Merrill Lynch

Monthly Activity

Date	Transaction	Quantity	Description	Price	Debit	Credit

Dividends and Interest
12/31	Share Dividend	96	WCMA MONEY FUND CLASS 2
12/31	Cash Dividend		WCMA MONEY FUND CLASS 2			.72
			FROM 11-28 THRU 12-31			96.00
	Income Total		WCMA MONEY FUND CLASS 2
Net Total						96.72

Customer Service	For Information about your account, please call 1-800-MERRILL (1-800-7455). To report Lost or Stolen Visa Cards or Checks, please call 1-800-262-5878. When requested, enter your Access Code 91-881-07245.

BEYOND.COM				*** END OF STATEMENT ***
	Page	Statement Period	Account No.
	9 of 13	11/29/03 TO 12/31/03	881-07A45		(BAR CODE)

	48,786	(CO182)
WELLS FARGO BANK, N.A.	Account Number	476-1063908
PO BOX 63020	Statement Start Date:	12/01/03
SAN FRANCISCO, CA 94163	Statement End Date:	12/31/03

BEYOND.COM CONCENTRATION DEBTOR IN POSSESSION 2700 MISSION COLLEGE BLVD. SUITE 140-R SANTA CLARA CA 95054 UNITED STATES

For customer Assistance: Call your Customer Service Officer or Client Services 1-800-AT WELLS(289-3557) 5:00 AM to 6:00 PM Pacific Time Monday - Friday

Account Number	Beginning Balance	Total Credits	Total Debits	Ending Balance
WellsOne Account
476-1063908	0.00	561,794.90	561,794.90	0.00

News from Wells Fargo

Credits
Electronic Deposits/ Bank Credits

Effective	Posted
Date	Date	Amount	Transaction Detail
	Dec 01	772.04	Sweep Dividend Deposit ACH Dividend Tra
	Dec 02	223,340.48	WT Fed#00022 Heritage Bank Of C/Org=hbc Corp Escrow Srf# 0032010017884
			Trn#031202037344 Rfb#
	Dec 02	75,524.25	WT Fed#00023 Heritage Bank Of C/Org=hbc Corp Escrow Srf# 0032010017885
			Trn#031202037348 Rfb#
	Dec 03	156.00	Sweep Transfer From Investment
	Dec 04	8,002.03	Sweep Transfer From Investment
	Dec 08	93.78	Sweep Transfer From Investment
	Dec 12	3,743.76	Sweep Transfer From Investment
	Dec 15	81.91	Sweep Transfer From Investment
	Dec 18	7,458.02	Sweep Transfer From Investment
	Dec 22	22,153.00	ATM Dep. Total: 22,153.00 IOC#.001 ATM#. 2822Q
			Date, 122103 Time:1406 Seq: 583 Emp#:01
	Dec 26	30,231.65	Sweep Transfer From Investment
	Dec 29	26,921.41	Sweep Transfer From Investment
	Dec 30	163,107.69	Sweep Transfer From Investment
	Dec 31	208.88	Sweep Transfer From Investment

		561,794.90	Total Electronic Deposits/ Bank Credits

		561,794.90	Total Credits

Continued on next page

48,787
Beyond.Com	Account Number:	476-1063908
Concentration	Statement End Date:	12/31/03

Debits
Electronic Debits/ Bank Debits

Effective	Posted
Date	Date	Amount	Transaction Detail
	Dec 01	772.04	Sweep Transfer To Investment
	Dec 02	298,864.73	Sweep Transfer To Investment
	Dec 03	156.00	ZBA Funding Account Transfer To 4174685024
	Dec 04	544.00	ZBA Funding Account Transfer To 4174685024
	Dec 04	7,458.03	ZBA Funding Account Transfer To 4761063924
	Dec 08	93.78	ZBA Funding Account Transfer To 4174685024
	Dec 12	3,743.76	ZBA Funding Account Transfer To 4761063924
	Dec 15	81.91	ZBA Funding Account Transfer To 4761063924
	Dec 18	7,458.02	ZBA Funding Account Transfer To 4761063924
	Dec 22	1,097.34	Client Analysis Srvc Chrg 031219 Svc Chge 1103
			000004761063908
	Dec 22	57.52	ZBA Funding Account Transfer To 4174685024
	Dec 22	2,594.14	Sweep Transfer To Investment
	Dec 23	10,826.00	Sweep Transfer To Investment
	Dec 24	698.59	ZBA Funding Account Transfer To 4174685024
	Dec 24	6,879.41	Sweep Transfer To Investment
	Dec 26	30,231.65	ZBA Funding Account Transfer To 4174685024
	Dec 29	26,921.41	ZBA Funding Account Transfer To 4174685024
	Dec 30	159,363.95	ZBA Funding Account Transfer To 4174685024
	Dec 30	3,743.74	ZBA Funding Account Transfer To 4761063924
	Dec 31	208.88	ZBA Funding Account Transfer To 4761063924

		561,794.90	Total Electronic Debits/ Bank Debits

		561,794.90	Total Debits

Daily Ledger Balance Summary

Date	Balance	Date	Balance	Date	Balance

Nov 30	0.00	Dec 12	0.00	Dec 26	0.00
Dec 01	0.00	Dec 15	0.00	Dec 29	0.00
Dec 02	0.00	Dec 18	0.00	Dec 30	0.00
Dec 03	0.00	Dec 22	18,404.00	Dec 31	0.00
Dec 04	0.00	Dec 23	7,578.00
Dec 08	0.00	Dec 24	0.00

Average Daily Ledger Balance	838.12

Thank you for banking with Wells Fargo	Member FDIC

Overland Express Sweep

WELLS FARGO BANK, N.A.
P.O. BOX 63020
SAN FRANCISCO, CA 94163	Page 1 of 2

BEYOND.COM	Account Number - DDA
CONCENTRATION	4761063908
DEBTOR IN POSSESSION
2700 MISSION COLLEGE BLVD. SUITE 140-R
SANTA CLARA CA 95054

THIS STATEMENT COVERS 12/01/2003 THROUGH 12/31/2003

FOR CURRENT YIELDS AND BALANCES BETWEEN 6:00AM - 7:00PM PACIFIC TIME, PLEASE
CALL 1-800-AT-WELLS (289-3557), OPTION 1. FOR ALL OTHER INQUIRIES, PLEASE
CALL YOUR CUSTOMER SERVICE OFFICER, OR 1-800-AT-WELLS (289-3557), OPTION 2.
THANK YOU FOR BANKING WITH WELLS FARGO!

WELLS FARGO OVERLAND EXPRESS SWEEP FUND
FUND SUMMARY

		Beginning Balance	9,377,943.62
		Shares Purchased	319,936.32	+
Dividends Earned YTD	8,938.50	Shares Redeemed	239,994.63
Federal Withholding YTD	..00	Ending Balance	9,457,885.31
7-Day Simple Yield	0.10001%
Federal Withholding	..00	Prior Month Dividends Paid to Checking	772.04
		Dividends Earned in Current Month	818.69
		Funds Pending Redemption	208.88

Transaction Detail

12-01-2003	Beginning Balance	9,377,943.62
12-01-2003	Sweep Funds Return To DDA	198.38
12-02-2003	Sweep Purchase	772.04
12-03-2003	Sweep Purchase	298,864.73
12-04-2003	Sweep Funds Return To DDA	156.00
12-05-2003	Sweep Funds Return To DDA	8,002.03
12-09-2003	Sweep Funds Return To DDA	93.78
12-15-2003	Sweep Funds Return To DDA	3,743.76
12-16-2003	Sweep Funds Return To DDA	81.91
12-19-2003	Sweep Funds Return To DDA	7,458.02
12-23-2003	Sweep Purchase	2,594.14
12-24-2003	Sweep Purchase	10,826.00
12-26-2003	Sweep Purchase	8,879.41
12-29-2003	Sweep Funds Return To DDA	30,231.65
12-30-2003	Sweep Funds Return To DDA	26,921.41
12-31-2003	Sweep Funds Return To DDA	163,107.69
12-31-2003	Ending Balance	9,457,885.31

Daily Balance Information

1

Overland Express Sweep

12/01/2003/ - 12/31/2003 Page 2 of 2 Account Number - DDA 4761063908

	Investment	Annualized	Daily Dividend
Date	Balance	Fund Yield	Factor	Daily Accrual

12-01	9,377,745.24	.100%	.000002740	25.70
12-02	9,378,517.28	.100%	.000002740	25.70
12-03	9,677,382.01	.100%	.000002740	26.52
12-04	9,677,226.01	.100%	.000002740	26.52
12-05	9,669,223.98	.100%	.000002740	26.49
12-06*	9,669,223.98	.100%	.000002740	26.49
12-07*	9,669,223.98	.100%	.000002740	26.49
12-08	9,669,223.98	.100%	.000002740	26.49
12-09	9,669,130.20	.100%	.000002740	26.49
12-10	9,669,130.20	.100%	.000002740	26.49
12-11	9,669,130.20	.100%	.000002740	26.49
12-12	9,669,130.20	.100%	.000002740	26.49
12-13*	9,665,386.44	.100%	.000002740	26.48
12-14*	9,665,386.44	.100%	.000002740	26.48
12-15	9,665,386.44	.100%	.000002740	26.48
12-16	9,665,304.53	.100%	.000002740	26.48
12-17	9,665,304.53	.100%	.000002740	26.48
12-18	9,665,304.53	.100%	.000002740	26.48
12-19	9,657,846.51	.100%	.000002740	26.46
12-20*	9,657,846.51	.100%	.000002740	26.46
12-21*	9,657,846.51	.100%	.000002740	26.46
12-22	9,657,846.51	.100%	.000002740	26.48
12-23	9,660,440.65	.100%	.000002740	26.47
12-24	9,671,266.65	.100%	.000002740	26.50
12-25*	9,671,266.65	.100%	.000002740	26.50
12-26	9,678,146.06	.100%	.000002740	26.52
12-27*	9,647,914.41	.100%	.000002740	26.44
12-28*	9,647,914.41	.100%	.000002740	26.44
12-29	9,647,914.41	.100%	.000002740	26.44
12-30	9,620,993.00	.100%	.000002740	26.36
12-31	9,457,885.31	.100%	.000002740	25.91
			TOTAL MTD	818.66
*	Indicates non-business day

THANK YOU FOR BANKING WITH WELLS FARGO

NOT FDIC INSURED . NO BANK GUARANTEE .. MAY LOSE VALUE

An investment in a well Fargo money market fund (the “Fund”) is not insured or guaranteed by the Federal Deposit Insurance Corporation or any of government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Wells Fargo Funds Management, LLC, a wholly-owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for the Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide sub-advisory and other services for the Funds. The Funds are distributed by STEPHENS INC, Member NYSE/SIPC. Wells Fargo & Company and its affiliates are not affiliated with Stephens Inc.

This material must be accompanied or preceded by a current prospectus for the Fund(s) selected. Please read the prospectus carefully before investment.

2

WELLS FARGO BANK, N.A.	9,288	(CO182)
PO BOX 63020	Account Number:	417-4685024
SAN FRANCISCO, CA 94163	Statement Start Date:	12/01/03
	Statement End Date:	12/31/03
	Number of Enclosures:	13

BEYOND.COM
DEBTOR IN POSSESSION
CH 11 CASE #02-50441
2700 MISSION COLLEGE BLVD. SUITE 140-R
SANTA CLARA CA 95054
UNITED STATES

For Customer Assistance:
Call your Customer Service Officer Client Services
1-800 AT WELLS (289-5597)
5:00 AM to 6:00 PM Pacific Time Monday — Friday

Account Number	Beginning Balance	Total Credits	Total Debits	Ending Balance
WellsOne Account 417-4685024	0.00	218,066.90	218,066.90	0.00

News from Wells Fargo

Credits

      Electronic Deposits Bank Credits

Effective	Posted
Date	Date	Amount	Transaction Detail
	Dec 03	156.00	Zero Balance Account Transfer From 4761063908
	Dec 04	544.00	Zero Balance Account Transfer From 4761063908
	Dec 08	93.78	Zero Balance Account Transfer From 4761063908
	Dec 22	57.52	Zero Balance Account Transfer From 4761063908
	Dec 24	698.59	Zero Balance Account Transfer From 4761063908
	Dec 26	30,231.65	Zero Balance Account Transfer From 4761063908
	Dec 29	26,921.41	Zero Balance Account Transfer From 4761063908
	Dec 30	159,363.95	Zero Balance Account Transfer From 4761063908
		218,066.90	Total Electronic Deposits Bank Credits
		218,066.90	Total Credits

Continued on next page

9,289
Beyond.Com	Account Number	417-4685024
Debtor In Possession	Statement End Date:	12/31/03

Debits

     Electronic Debits/ Bank Debits

Effective	Posted
Date	Date	Amount	Transaction Detail
	Dec 22	57.52	Client Analysis Srvc Chrg 031219 Svc Chge 1103
000004174685024
		57.52	Total Electronic Debits/ Bank Debits

     Checks Paid

Check #	Date	Amount	Check #	Date	Amount	Check #	Date	Amount

11563	Dec 08	58.51	11570	Dec 29	118.42	11576	Dec 24	542.59
11566	Dec 08	35.27	11571	Dec 30	156,124.74	11577	Dec 26	544.00
11567	Dec 04	544.00	11573	Dec 30	239.21	11578	Dec 24	156.00
11568	Dec 03	156.00	11574	Dec 30	3,000.00
11569	Dec 26	29,687.65	11575	Dec 29	26,802.99
*Gap in check sequence		218,009.38		Total Checks Paid
		218,066.90		Total Debts

Daily Ledger Balance Summary

Date	Balance	Date	Balance	Date	Balance

Nov 30	0.00	Dec 08	0.00	Dec 26	0.00
Dec 03	0.00	Dec 22	0.00	Dec 29	0.00
Dec 04	0.00	Dec 24	0.00	Dec 30	0.00
Average Daily Ledger Balance			0.00

Thank you for banking with Wells Fargo	Member FDIC

WELLS FARGO BANK, NA		STATEMENT OF ACCOUNT	PRINTED: 01-05-04 PAGE 2
ACCOUNT: 4761 063924	BANK: 00182	DETAIL CREDITS	PERIOD: 11-29-03 TO 12-31-03

REFERENCE	POSTED	AS/OF	AMOUNT	TRANSACTION DESCRIPTION
4761063908	12-15-03		81.91	ZERO BALANCE ACCOUNT TRANSFER FROM 0000000000 STORE NOT FOUND INTABLE SUB ACCT 0000047
				61063908
4761063908	12-31-03		208.88	ZERO BALANCE ACCOUNT TRANSFER FROM 0000000000 STORE NOT FOUND INTABLE SUB ACCT 0000047
				61063908
4761063968	12-30-03		3,743.74	ZERO BALANCE ACCOUNT TRANSFER FROM 0000000000 STORE NOT FOUND INTABLE SUB ACCT 0000047
				61063908
4761063908	12-12-03		3,743.76	ZERO BALANCE ACCOUNT TRANSFER FROM 0000000000 STORE NOT FOUND INTABLE SUB ACCT 0000047
				61063908
4761063908	12-18-03		7,458.02	ZERO BALANCE ACCOUNT TRANSFER FROM 0000000000 STORE NOT FOUND INTABLE SUB ACCT 0000047
				61063908
4761063908	12-04-03		7,458.03	ZERO BALANCE ACCOUNT TRANSFER FROM 0000000000 STORE NOT FOUND INTABLE SUB ACCT 0000047
				61063908
6			22,694.34	TOTAL CREDITS POSTED

In re: BEYOND.COM CORPORATION
CASE NO 02-50441

PROOF OF SERVICE

                    I am a resident of the State of California, over the age of eighteen years, and not a party to the within action. My business address is Gray Cary Ware & Freidenrich, 2000 University Avenue, East Palo Alto, California 94303. On January 20, 2004, I served the within documents on the attached lists:

“SUMMARY OF FINANCIAL STATUS”

☐	by transmitting via facsimile the document(s) listed above to the fax number(s) set forth below on this date.

☒	by placing the document(s) above in a sealed envelope and sending First Class Mail with postage thereon fully prepaid, in the United States mail at Palo Alto, California addressed to the attached service list.

☐	by having Swift Delivery Service deliver the document(s) listed above to the person(s) at the address(es) set forth below.

SEE ATTACHED SERVICE LIST

                    I am readily familiar with the firm’s practice of collection and processing correspondence for mailing. Under that practice it would be deposited with the U.S. Postal Service on that same day with postage thereon fully prepaid in the ordinary course of business. I am aware that on motion of the party served, service is presumed invalid if postal cancellation date or postage meter date is more than one day after date of deposit for mailing in affidavit.

                    I declare that I am employed in the office of a member of the Bar or permitted to practice before this Court at whose direction the service was made.

                    I declare under penalty of perjury under the laws of the United States of America that the above is true and correct.

                    Executed on January 20, 2004 at East Palo Alto, California.

-s- Carolyn Hooper

Carolyn Hooper

Janine D. Bloch	John Barratt	Kevin Epstein
Preston Gates & Ellis	1258 Ravine Drive	U.S. Trustee Office
55 Second Street, Suite 1700	Mississauga, Ontario	280 S. First St., Rm 268
San Francisco, Ca 94105	Canada L5J 3E4	San Jose, CA 95113

Russell C. Bergman	John R. Weiss	Richard Rogan. Nicolas De Lancie
LaSalle Bank National Assoc.	Katten Muchin Zavis	Jeffer, Mangels, Butler, Marmaro
135 So. LaSalle St., Suite 1960	525 West Monroe Street	Two Embarcadero Ctr, Fifth Floor
Chicago, IL 60603	Chicago, IL 60661	San Francisco, CA 94111

Richard Schudellari	Youssef A. Sneiffer
Morrison & Foerster LLP	Davis Wright Termaine, LLP
755 Page Mill Road	2600 Century Square
Palo Alto, CA 94304	1501 Fourth Avenue
Seattle, WA 98101-1688